AGREEMENT

      AGREEMENT made and entered into this 13th day of March, 1997, by and between TABACALERA NACIONAL DOMINICANA, S.A., a company organized and existing under the laws of the Dominican Republic and having its principal offices in the Dominican Republic (hereinafter, the "Seller") and CIGARS BY SANTA CLARA, N.A., INC., a corporation organized and existing under the laws of the State of North Carolina and having its principal offices in the State of North Carolina (hereinafter, the "Buyer").

      WHEREAS, Buyer requires a stable supply of its proprietary premium cigars; and

      WHEREAS, Seller is desirous of manufacturing premium cigars of or under Buyer's trademarked brand names and selling such products exclusively to Buyer throughout the period hereinafter specified;

      NOW THEREFORE, in consideration of the foregoing and the obligations of Seller and Buyer herein contained, the parties do hereby agree as follows:

      1. Quantity. Seller agrees to produce for sale exclusively to Buyer, and Buyer agrees to purchase from Seller, a quantity of premium cigars, under such brand name labels as Buyer shall specify, equal to not less than one-third (331/3%) of Seller's annual premium cigar production. Seller agrees to commence production of its premium cigars in May 1997 and that its annual premium cigar production during the term of this agreement shall equal or exceed 2,600,000 units.

      2. Quality and Price. Cigars provided to Buyer hereunder shall be of a quality and packaged in a manner approved by Buyer; it being understood that any premium cigars which are unsaleable at the time of delivery to Buyer shall be replaced by Seller at no charge to Buyer. The base unit price charged to Buyer shall be negotiated between Buyer and Seller and shall be set forth on an invoice signed by both parties attached hereto and made a part hereof. The base unit price may be adjusted from time to time by mutual agreement of Buyer and Seller; provided, however, that in no event shall any increase in such unit price exceed the average increase in unit prices of all premium cigars produced in the Dominican Republic sold by the manufacturers thereof to distributors, as reported by the Cigar Association of America.

      3. Force Majeure. Neither party hereto shall be liable for any failure by it to make or take any delivery hereunder, or for any delay by it in making or taking such delivery, if such failure or delay is due to any contingency which is beyond the reasonable control of such party, including, without limitation, acts of God, drought or other adverse weather conditions, earthquakes, flood, fires, explosions, wars, strikes, and any other causes beyond the reasonable control of the party in question, whether of the kind herein enumerated or otherwise.

      4. Term. This Agreement shall become effective from the date first above written and shall continue in force for a period of one (1) year. This Agreement shall automatically be extended for nine (9) additional periods of one-year each unless Buyer shall give Seller written notice of termination at the end of the initial term or any such one-year period at least 180 days prior to the end of the initial term or such one-year period, as the case may be, in which event this Agreement shall terminate at the end of the initial term or such one-year period, as the case may be.

      5. Successors and Assigns. The benefits of this Agreement shall inure to the respective representatives and successors of the parties hereto, and the obligations assumed in this Agreement by the parties hereto shall be binding upon their respective successors.

      6. Assignment. Buyer shall have the right to sell or assign this Agreement. Seller may not assign this Agreement without the prior written consent of Buyer.

      7. Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of North Carolina without reference to its choice of law provisions.

      8. Consent to Jurisdiction. EACH OF SELLER AND BUYER CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF IREDELL, STATE OF NORTH CAROLINA AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF SELLER AND BUYER ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF SELLER AND BUYER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ANY ACTION, SUIT OR PROCEEDING AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.


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

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered on its behalf by its officer thereunto duly authorized as of the date first above written.


TABACALERA NACIONAL                       CIGARS BY SANTA CLARA,
    DOMINICANA, S.A                           N.A., INC.


By: /s/ Lewis I. Rothman                  By: /s/ Lewis I. Rothman
   -------------------------                  ------------------------
   Name:  Lewis I. Rothman                   Name:  Lewis I. Rothman
   Title: Vice President and Treasurer       Title: President


    Zona Franca                               1515 E. Broad Street
--------------------------------------     ---------------------------
    Santiago, Dominican Republic              Statesville, NC  28677
--------------------------------------     ---------------------------
             (Address)                             (Address)


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